Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact:
Michelle McGlocklin
Rimini Street, Inc.
+1 925 523-8414
mmcglocklin@riministreet.com

Rimini Street Introduces Board Members Jay Snyder and Katrinka McCallum

Company adds seasoned executives to its board who bring a combined 50+ years of technology experience including senior roles at industry leaders Accenture, Dell, EMC, New Relic, PeopleSoft, Red Hat and UiPath

LAS VEGAS, September 15, 2021 – Rimini Street, Inc. (Nasdaq: RMNI), a global provider of enterprise software products and services, the leading third-party support provider for Oracle and SAP software products, and a Salesforce partner, today introduces board member Jay Snyder and future board member Katrinka McCallum. Mr. Snyder, who was elected to the board of directors at the Company’s 2020 Annual Meeting of Stockholders, currently serves on the Nominating and Corporate Governance Committee and the Compensation Committee of the board. Ms. McCallum, whose appointment will be effective as of October 1, 2021, will serve on the Audit Committee of the board. Following Ms. McCallum’s appointment, Rimini Street’s Board of Directors will comprise seven members, including the Company’s CEO, Seth A. Ravin, who serves as chairman.

Jay Snyder joined Rimini Street’s Board of Directors in June 2020 and brings nearly 30 years of experience in the technology industry across hardware, software and services to his role. He is a seasoned executive with a track record and reputation for building world-class teams and over-achieving on results. Currently Snyder serves as the senior vice president of customer strategy and solutions at UiPath, where he leads business consulting, industry sales and value engineering for the company. He joined UiPath after serving as executive vice president and chief customer officer of New Relic, Inc., where he was responsible for all aspects of the customer experience.

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Prior to New Relic, Snyder spent 20 years at Dell Technologies (including EMC Corporation) most recently as senior vice president, global alliances, service providers and industries. Snyder has also served on the board of directors of the Association for Corporate Growth Silicon Valley. Earlier in his career he held management positions with both PeopleSoft, Inc. and Accenture. Snyder holds a Bachelor of Science degree in Economics and Finance from Bentley University.

“From my decades of work in the technology industry, I recognized the significant market opportunity for Rimini Street’s solutions for enterprise software delivered on a global scale,” said Snyder. “I was also very impressed with the vision, collaboration and execution of the Rimini Street executive team who are leading, defining and innovating the operational support market. I was excited to contribute my expertise in a board governance role and be a part of this disruptive story.”

Katrinka McCallum joins Rimini Street’s Board of Directors effective October 1, 2021 and brings more than 20 years of operating experience scaling enterprise software companies from millions to billions. Her responsibilities have spanned serving as the general manager of business units as well as leading sales, marketing, product development, operations and finance teams. Most recently, McCallum spent 13 years at Red Hat, Inc. (acquired by IBM) across a variety of senior executive positions including head of customer and product experience, head of products and technologies operations, vice president of the Platform Business Unit and vice president and general manager for the Solutions Business Unit. McCallum holds a Master of Business Administration from Duke University and a Bachelor of Arts degree in Economics from Wellesley College. McCallum is also a certified public accountant (inactive) and has managed investor relations.

“I spent the last 13 years helping to bring the vision of open source commercial products to market and growing Red Hat into a multi-billion-dollar challenger to the status quo of proprietary platforms to bring real value to customers,” said McCallum. “I see Rimini Street well-positioned to become a multi-billion dollar company and I am excited to bring my

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experience in enterprise software products, customer experience and operational scaling to the Rimini Street Board.”
“We are pleased to have these two highly respected and accomplished technology leaders as members of our board of directors,” said Ravin. “Good governance is essential to our mission of achieving $1 billion in annual revenue by 2026. They will add their unique backgrounds, experiences and perspectives to those of our other very accomplished board members as we continue executing our plan for growth in solutions portfolio, clients, revenue and profitability.”

About Rimini Street, Inc.
Rimini Street, Inc. (Nasdaq: RMNI), a Russell 2000® Company, is a global provider of enterprise software products and services, the leading third-party support provider for Oracle and SAP software products, and a Salesforce partner. The Company offers premium, ultra-responsive and integrated application management and support services that enable enterprise software licensees to save significant costs, free up resources for innovation and achieve better business outcomes. To date, more than 4,200 Fortune 500, Fortune Global 100, midmarket, public sector, and other organizations from a broad range of industries have relied on Rimini Street as their trusted application enterprise software products and services provider. To learn more, please visit http://www.riministreet.com, follow @riministreet on Twitter, and find Rimini Street on Facebook and LinkedIn. (IR-RMNI)

Forward-Looking Statements
Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our expectations of future events, future opportunities, global expansion, and other growth initiatives and our investments in such initiatives. These statements are based on various assumptions and management's current expectations and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to several risks and uncertainties regarding Rimini Street's business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the impact of our credit facility’s ongoing debt service obligations and financial covenants and operational covenants on our business and related interest rate risk, the duration of and operational and financial impacts on our business of the COVID-19 pandemic and related economic impact, as well as the actions taken by

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governmental authorities, clients or others in response to the COVID-19 pandemic; catastrophic events that disrupt our business or that of our current and prospective clients, changes in the business environment in which Rimini Street operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse developments in pending litigation or in the government inquiry or any new litigation; our need and ability to raise additional equity or debt financing on favorable terms and our ability to generate cash flows from operations to help fund increased investment in our growth initiatives; the sufficiency of our cash and cash equivalents to meet our liquidity requirements; including under our new credit facility; our ability to maintain an effective system of internal control over financial reporting, and our ability to remediate identified material weaknesses in our internal controls, including in relation to the accounting treatment of our warrants; changes in taxes, laws and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the customer adoption of our recently introduced products and services, including our Application Management Services (AMS), Rimini Street Advanced Database Security, and services for Salesforce Sales Cloud and Service Cloud products, in addition to other products and services we expect to introduce in the near future; the loss of one or more members of Rimini Street’s management team; uncertainty as to the long-term value of Rimini Street’s equity securities; and those discussed under the heading “Risk Factors” in Rimini Street’s Quarterly Report on Form 10-Q filed on August 4, 2021, and as updated from time to time by Rimini Street’s future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings by Rimini Street with the Securities and Exchange Commission. In addition, forward-looking statements provide Rimini Street's expectations, plans, or forecasts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause Rimini Street's assessments to change. However, while Rimini Street may elect to update these forward-looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Rimini Street's assessments as of any date after the date of this communication.

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